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                                                                EXHIBIT 10.09

                                AMENDMENT NO. 2

                        TO PHARMCHEM LABORATORIES, INC.

                           1992 DIRECTOR OPTION PLAN

                                 March 4, 1997

        This Amendment No. 2 (the "Amendment") to the PharmChem Laboratories, Inc. 1992 Director Option Plan (the "Plan") is made effective as of the date set forth above by the Administrator of the Plan pursuant to Section 11(a) of the Plan. All capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Plan.

                                   AMENDMENT

        The Plan is hereby amended as follows:

        1. All references to "Director" or "Directors" in Sections 1, 4(b)(ii), (iii), (vii) and (viii), 5 (first paragraph), 8(b) and 12 of the Plan are hereby changed to "Outside Director" or "Outside Directors," respectively.

        2. The first reference to "Director" in each of Sections 4(b)(v)(B) and 4(b)(vi)(B) is hereby changed to "Outside Director."

        IN WITNESS WHEREOF, this Amendment is executed effective as of the date first set forth above by the Administrator of the Plan, which Administrator consists of the Outside Directors of the Company.

                                    /s/ Richard D. Irwin
                                    ---------------------------------
                                    Richard D. Irwin

                                    /s/ Thomas S. Volpe
                                    ---------------------------------
                                    Thomas S. Volpe